Exhibit 99.1

AerSale Announces Cashless Redemption of Public Warrants

●	Action streamlines capital structure, eliminating outstanding public warrants
●	AerSale’s election to redeem warrants on a cashless basis limits dilution to existing shareholders and is simpler and less burdensome to warrant holders
●	Cashless redemption reflects AerSale’s strong balance sheet and confidence in its business outlook

Miami, Florida – November 29, 2021 - AerSale Corporation (Nasdaq: ASLE) (“AerSale” or the “Company”) today announced that the Company has elected to redeem, at 5:00 p.m. Eastern Time on December 29, 2021 (the “Redemption Date”), all of its public warrants (the “Public Warrants”) to purchase shares of AerSale’s common stock (the “Common Stock”) that were issued under the Warrant Agreement, dated as of February 6, 2019 (the “Warrant Agreement”), by and between the Company (f/k/a Monocle Acquisition Corporation), and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), for a redemption price of $0.01 per Public Warrant (the “Redemption Price”). The Public Warrants are listed on Nasdaq under the symbol “ASLEW.”

The Warrants were originally issued in connection with the Company’s initial public offering in February 2019 (the “IPO”). Warrants to purchase Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO are not subject to this redemption.

Under the terms of the Warrant Agreement, AerSale is entitled to redeem all of the outstanding Public Warrants if the last reported sale price of Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which a notice of redemption is given. This share price performance target has been met. At the direction of the Company, the Warrant Agent has delivered a notice of redemption to each of the registered holders of the outstanding Public Warrants.

In addition, in accordance with the Warrant Agreement, AerSale’s Board of Directors has elected to require that, upon delivery of the notice of redemption, all Public Warrants are to be exercised only on a “cashless basis.” Accordingly, holders may no longer exercise Public Warrants and receive Common Stock in exchange for payment in cash of the $11.50 per warrant exercise price. Instead, a holder exercising a Public Warrant will be deemed to pay the $11.50 per warrant exercise price by the surrender of 0.6283 of a share of Common Stock (such fraction determined as described below) that such holder would have been entitled to receive upon a cash exercise of a Public Warrant. Accordingly, by virtue of the cashless exercise of the Public Warrants, exercising warrant holders will receive 0.3717 of a share of Common Stock for each Public Warrant surrendered for exercise.

Registered holders of Public Warrants will have until 5:00 p.m. Eastern Time on the Redemption Date to exercise their Public Warrants. Any Public Warrants that remain unexercised at 5:00 p.m. Eastern Time on the Redemption Date will be delisted, void and no longer exercisable, and the holders will have no rights with respect to those Public Warrants, except to receive the Redemption Price. If a holder of a Public Warrant does not wish for its Public Warrant to be redeemed, it must exercise such Public Warrant before 5:00 p.m. Eastern Time on the Redemption Date.

The number of shares of Common Stock that each exercising warrant holder will receive by virtue of the cashless exercise (instead of paying the $11.50 per Public Warrant cash exercise price) was calculated in accordance with the terms of the Warrant Agreement and is equal to the quotient obtained by dividing (x) the product of the number of shares underlying the Public Warrants held by such warrant holder, multiplied by the difference between $18.3035, the volume weighted average price of the Common Stock for the ten (10) trading days ending on November 23, 2021, the third trading day prior to the date of the redemption notice (the “Fair Market Value”) and $11.50, by (y) the Fair Market Value. If any holder of Public Warrants would, after taking into account all of such holder’s Public Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

The Public Warrants will cease trading on Nasdaq at 5:00 pm Eastern Time on the Redemption Date.

None of AerSale, its board of directors or employees has made or is making any representation or recommendation to any holder of the Public Warrants as to whether to exercise or refrain from exercising any Public Warrants.

The shares of common stock underlying the Public Warrants have been registered by the Company under the Securities Act of 1933, as amended, and are covered by a registration statement filed on Form S-1, as amended, with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-252703). Exercise of Public Warrants should be directed through the broker of the warrant holder. In addition to the broker, questions may also be directed to Morrow Sodali at (800) 662-5200 (for individuals) / (203) 658-9400 (for banks and brokerages) or at ASLE@investor.morrowsodali.com. Or contact Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004, Attention: Compliance Department, Telephone Number (212) 509-4000.

Additional information can be found on AerSale’s Investor Relations website: https://ir.aersale.com/

About AerSale

AerSale serves airlines operating large jets manufactured by Boeing, Airbus and McDonnell Douglas and is dedicated to providing integrated aftermarket services and products designed to help aircraft owners and operators to realize significant savings in the operation, maintenance and monetization of their aircraft, engines, and components. AerSale’s offerings include: Aircraft & Component MRO, Aircraft and Engine Sales and Leasing, Used Serviceable Material sales, and internally developed ‘Engineered Solutions’ to enhance aircraft performance and operating economics (e.g. AerSafe™, AerTrak™, and now AerAware.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding our anticipated financial performance; our growth trajectory; the impact of investments in our Boeing 757 program on our financial performance; our ability to sell our aircraft on the timelines we anticipate; the expected operating capacity of our MRO facilities; the expected commencement date of sales of our AerAware product; and our anticipated revenue split between our two segments. AerSale’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including without limitation, the impact of the COVID-19 pandemic; factors adversely impacting the commercial aviation industry; the fluctuating market value of our products; our ability to repossess mid-life commercial aircraft and engines; our ability to comply with stringent government regulation; the shortage of skilled personnel, including as a result of work stoppages; the highly competitive nature of the markets in which we operate; and risks associated with our international operations. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), and its other filings with the SEC, including its subsequent quarterly reports on Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AerSale Corporation assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Media Contacts:

For more information about AerSale, please visit our website: www.AerSale.com.

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AerSale: Craig Wright

Telephone: (305) 764-3200

Email: media.relations@aersale.com

Investor Contact:

AerSale: AersaleIR@icrinc.com